Investments	12 Months Ended
Dec. 31, 2023
Disclosure Of Investments [Abstract]
Investments
18.
Investments

As at	December 31, 2023	December 31, 2022
Investments at amortized cost	24,405	24,493
Investments at FVTPL	8,655	72,761
	33,060	97,254

Current portion	3,400	6,552
Long-term	29,660	90,702

Investments at amortized cost

The Company has a loan outstanding to Indiva Limited (“Indiva”) with a principal balance of $19.8 million that had a maturity date of February 23, 2024. On August 28, 2023, the Company amended the maturity date to February 24, 2026.

Investments at fvtpl

Valens

On August 22, 2022, in connection with the proposed Valens Transaction, the Company assumed Valens’ non-revolving term loan facility from its then-existing lender, and amended and restated the related credit agreement to provide for a $60.0 million non-revolving term loan facility with a maturity date of December 15, 2023 and an interest rate of 10% per annum. On January 17, 2023, the Company announced that it had successfully closed the Valens Transaction. The $60.0 million non-revolving term loan formed part of the consideration (note 5(c)). As Valens is now a wholly-owned subsidiary of the Company, the non-revolving term loan became inter-company debt and was removed from investments at FVTPL.

Superette

On February 9, 2022, the Company closed an investment in a $5.0 million promissory note with a maturity date of February 9, 2025, and an interest rate of 15% per annum. On August 26, 2022, November 22, 2022 and December 31, 2022, the Company entered into an amended and restated promissory note whereby the Company would advance additional funds up to $8.1 million as part of pre-CCAA advances and debtor-in-possession advances and the maturity date was amended such that the full balance of the promissory note plus accrued interest and advances became due August 30, 2022.

On August 31, 2022, the Company announced that, in the context of the initial order obtained by Superette Inc., Superette Ontario Inc. and certain of its subsidiaries (collectively, “Superette”) from the Ontario Superior Court of Justice on August 30, 2022 pursuant to the CCAA proceedings, it had entered into an agreement of purchase and sale with Superette, pursuant to which it proposed to acquire substantially all of the business and assets of Superette.

As at December 31, 2022, the Company had advanced an additional $1.8 million under the amended and restated promissory note. The Company adjusted the fair value of the promissory note downward by $3.7 million during the year ended December 31, 2022 to management’s best estimate of the recoverable value of the collateral underlying the security of the promissory note.

During January and February 2023 the Company advanced an additional $0.9 million under the amended and restated promissory note. On February 7, 2023, the Company announced that it had successfully closed the Superette Transaction (note 5(d)). The Company adjusted the fair value of the Superette promissory note downward by an additional $1.7 million (note 31) to management’s best estimate of the fair value of the Superette promissory note at February 7, 2023. The Superette promissory note was extinguished immediately preceding the business combination and forms the consideration transferred.